United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-10625

(Investment Company Act File Number)

Federated Core Trust II, L.P.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
 (Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  11/30/08

Date of Reporting Period:  Fiscal year ended 11/30/08

Item 1.                      Reports to Stockholders
Emerging Markets Fixed Income

Core Fund

A Portfolio of Federated Core Trust II, L.P.

ANNUAL SHAREHOLDER REPORT
November 30, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$22.07	$20.69	$18.08	$15.91	$14.39
Income From Investment Operations:
Net investment income	1.69 [1]	1.47 [1]	1.34 [1]	1.29 [1]	0.91
Net realized and unrealized gain (loss) on investments, options, futures contracts, swap contracts and foreign currency transactions	(7.77)	(0.09)	1.27	0.88	0.61
TOTAL FROM INVESTMENT OPERATIONS	(6.08)	1.38	2.61	2.17	1.52
Net Asset Value, End of Period	$15.99	$22.07	$20.69	$18.08	$15.91
Total Return[2]	(27.55)%	6.67%	14.44%	13.64%	10.56%

Ratios to Average Net Assets:
Net expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	7.95%	6.82%	6.94%	7.54%	7.80%
Expense waiver/reimbursement[3]	0.14%	0.10%	0.09%	0.08%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$182,058	$417,205	$422,057	$350,521	$146,778
Portfolio turnover	61%	65%	75%	23%	54%
1Per share numbers have been calculated using the average shares method.

2Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period[1]
Actual	$1,000	$724.50	$0.22
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.75	$0.25

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Management Discussion of Fund Performance

The Emerging Markets Fixed Income Core Fund’s1 total return, based on net asset value, for the 12-month reporting period ended November 30, 2008 was (27.50)%.  The total return of the Barclays Capital Emerging Markets Bond Index (“BCMBI”) 2, a broad-based securities market index was (21.07%) for the same period.  The fund’s total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the BCMBI.

During the reporting period, the most significant factors affecting the fund’s performance relative to the BCMBI were (1) the credit quality3 of the portfolio securities (which indicate the risk that securities will default); (2) the duration4 of its portfolio (which indicates the portfolio’s price sensitivity to interest rates); and (3) the allocation of securities to local debt markets.

Market Overview

The fiscal year ended November 30, 2008 can be characterized by two distinct periods; one prior to September 15, 2008 and the second period from that day forward. Until Friday, September 12, 2008, global markets were adjusting to a deteriorating global economic outlook, primarily due to the downward re-pricing of financial assets - mainly real estate, held to a large extent by U.S. banks and financial intermediaries. The adjustment of global markets focused primarily in reduction of risk exposure to structured products and leveraged positions. During this period, global equity markets were pricing the economic slowdown across developed economies with the possibility of decoupling by emerging economies mainly supported by resilient domestic demand and sound fundamentals. During this adjustment period, global markets experienced only marginal increase in volatility despite great uncertainty around the real size of the potential asset write-downs in the financial system and most importantly the U.S. policy response to credit tightening and severe market dislocation that was underway. As point of reference, for the first period the respective index returns were as follows: Barclays Capital Global Treasury U.S. Bond Index (“Barclays U.S. Treasury”)5, up 4.7%; BCMBI, up 0.6%; JP Morgan Government Bond Index–Emerging Markets (“GBI-EM”)6 (local markets), up 3.0%; and S&P 500 Index7, down 15.5%. During this first period emerging market spreads traded within a range of between 240 basis points and 360 basis points.

The second distinct period started with the bankruptcy of Lehman Brothers on Monday, September 15, 2008 after which a number of key variables came into play across all asset classes, particularly counterparty risk, capital preservation, and balance sheet reduction. For the remainder of the fiscal period these key variables drove risk reduction, deleveraging and asset re-pricing across all asset classes.

Emerging market spreads experienced a severe adjustment to this new market dynamic and reflected the consensus view of a global recessionary economic environment, limited available credit for sovereign and corporate refinancing, and lower commodity prices. Among emerging economies, the market adjustment was more severe for those highly dependent on external financing for their financial and corporate sectors, such as Hungary, Korea, Russia and Ukraine. Although sovereign credits had lower financing needs, the higher risk premium reflected the need for host governments to provide financial support to private sectors in the form of short-term loans and, in certain cases, the International Monetary Fund (“IMF”) to provide financial assistance to host governments. As a result of credit tightening and its substantial impact on developed economies, the role of multilateral institutions such as the IMF regained relevance as a source of liquidity to the global financial system.

Important to note is the strong performance of risk-free assets such as U.S. Treasuries which not only reflected flight to safety but, to some extent, the increasing demand for this asset as collateral to cover margin calls on leveraged trades.

During the period from September 15, 2008 to November 30, 2008, emerging market spreads increased markedly from 360 basis points to as high as 890 basis points, ending the reporting period at 750 basis points.

At the end of the reporting period the index returns for the asset classes mentioned above were as follows: U.S. Treasury: up 10.10%; GBI-EM (local markets): down 11.1%; and S&P 500 Index: down 38.1%.

Credit Quality

Early in the 12-month reporting period, fund management allocated as compared to the BCMBI, more of its portfolio to countries with higher credit ratings such as Mexico and Russia, and an underweight exposure to lower-rated countries like Venezuela. 8 However, up until the end of summer, emerging markets continued trading with a very constructive momentum benefiting primarily the lower-rated/high-beta countries.

At that time, the fund’s overall strategy was revised considering that U.S. monetary policy actions and an aggressive response by the U.S. government would be sufficient to contain the deterioration of the financial system; and that emerging economies might be able to maintain positive growth momentum throughout the global economic slowdown. The revised strategy entailed increasing exposure mainly to Venezuela due to its strong credit metrics and above average yield.

The changes in strategic allocations in late summer into lower-rated countries was a negative return factor for the reporting period.

Duration

During most of the fiscal reporting period, the fund allocated a large percentage of sovereign bonds from each country to securities with shorter duration than the equivalent sub-indices in BCMBI.  With the anticipation of a substantial adjustment to global spreads and increase in volatility, the fund was positioned to be relatively insulated from significant bond price movements.  This strategy was implemented in various stages during the year to adjust for periods of greater or reduced market uncertainty regarding the U.S. and global economic outlooks and expectations for monetary policy actions which typically have an immediate impact on emerging markets. The strategic decision of lower duration was of relative positive contribution to performance as compared to the index.

Local Markets

During the 12-month reporting period, the fund’s allocation to emerging market securities denominated in local currency was maintained.  These investments are not represented in the BCMBI.  In the early part of the fiscal year, prospects for stable economic growth and high inflation rates in countries such as Brazil and Turkey pointed to attractive real interest rates and potential appreciation of the currency. As credit grew tighter,, the decision was made to hedge currency exposure in anticipation of increased volatility.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.federatedinvestors.com or call 1-800-341-7400.

1Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

2The BCMBI tracks total returns for U.S.: Dollar-denominated debt instruments issued by sovereign and corporate credits in emerging economies from the following regions: Americas, Europe, Middle East and Asia. Countries covered include among others: Argentina, Brazil, Bulgaria, Ecuador, Mexico, Panama, Peru, the Philippines, Russia and Venezuela. The BCMBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

3Investment grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

4Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

5 Barclays U.S. Treasury includes public obligations of the U.S. Treasury that have remaining maturities of one year or more. The Barclays U.S. Treasury is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

6The GBI-EM is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America, and Middle East/Africa that provide easy access and no impediments for foreign investors. The GBI-EM is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

7The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

8International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Emerging Markets Fixed Income Core Fund (the “Fund”) from January 14, 2002 (start of performance) to November 30, 2008, compared to the Barclays Capital Emerging Markets Bond Index (BCMBI)2.

Average Annual Total Returns for the Periods Ended 11/30/2008
1 Year	(27.50)%
5 Year	2.14%
Start of Performance (1/14/2002)	7.07%

[Missing Graphic Reference]Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCMBI has been adjusted to reflect reinvestment of dividends on securities in the index.

2The BCMBI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCMBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At November 30, 2008, the Fund’s issuer country exposure composition1 was as follows:

Country	Exposure as a Percentage of Total Net Assets[2]
Brazil	21.5%
Venezuela	13.6%
Turkey	13.0%
Russia	12.5%
Mexico	9.7%
Peru	4.7%
Philippines	4.2%
Columbia	3.9%
Argentina	2.7%
Uruguay	1.6%
United States	1.5%
Kazakhstan	1.3%
Ecuador	1.1%
El Salvador	1.1%
India	1.0%
Guatemala	0.9%
Ukraine	0.3%
Derivative Contracts[3]	(0.2)%
Cash Equivalents[4]	3.0%
Other Assets and Liabilities – Net[5]	2.6%
TOTAL	100.0%
1Unless otherwise noted below, this table does not give effect to the impact of derivative contract instruments owned by the fund. More complete information regarding the Fund’s investment in derivative contracts can be found in the table at the end of the Portfolio of Investments included in this Report.

2This column depicts the Fund’s exposure to various countries through its investment in foreign fixed-income securities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund’s adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer’s office, the jurisdiction of the Issuer’s incorporation, the location of the principal trading market for the Issuer’s securities or the country from which a majority of the Issuer’s revenue is derived.

3Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund’s foreign cash position.

5Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments
November 30, 2008

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCK—0.0%
		Telecommunications & Cellular—0.0%
8,000	[1]	Satelites Mexicanos SA de CV, Class INS (IDENTIFIED COST $4,960,000)	$14,000
		CORPORATE BONDS—21.0%
		Banking—7.2%
$4,100,000	[2,3]	Banco Credito del Peru, Sub. Note, Series 144A, 6.95%, 11/7/2021	3,633,955
5,000,000	[2,3]	Banco Nacional de Desenvolvimento Economico e Social, Unsecd., 6.369%, 6/16/2018	4,275,000
2,500,000	[2,3]	ICICI Bank Ltd., Note, Series 144A, 6.625%, 10/3/2012	1,866,348
1,200,000	[2,3]	Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015	594,000
2,500,000	[2,3]	Turanalem Finance BV, Bank Guarantee, 8.50%, 2/10/2015	1,012,500
3,500,000	[2,3]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	1,727,250
		TOTAL	13,109,053
		Broadcast Radio & TV—1.8%
3,800,000		Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032	3,256,600
		Cable & Wireless Television—0.4%
4,116,947		Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013	720,466
		Container & Glass Products—1.1%
5,400,000		Vitro SA, Note, 11.75%, 11/1/2013	1,539,000
2,000,000		Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	540,000
		TOTAL	2,079,000
		Metals & Mining—1.7%
3,850,000		Vale Overseas Ltd., 6.875%, 11/21/2036	3,132,360
		Oil & Gas—7.7%
10,850,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	8,083,250
4,960,000	[2,3]	Gazprom, Note, Series 144A, 9.625%, 3/1/2013	4,096,960
1,217,327	[2,3]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	846,042
2,000,000	[2,3]	Transportadora de Gas de Sur SA, Series 144A, 7.875%, 5/14/2017	970,000
		TOTAL	13,996,252
		State/Provincial—0.3%
2,000,000,000	[2,3]	Bogota Distrito Capital, Sr. Note, Series 144A, 9.75%, 7/26/2028	646,108
		Utilities—0.7%
1,500,000	[2,3]	ISA Capital DO Brasil SA, Series 144A, 8.80%, 1/30/2017	1,203,750
		TOTAL CORPORATE BONDS (IDENTIFIED COST $62,210,890)	38,143,589
		FLOATING RATE LOANS—1.3%[4]
1,400,000		Carolbrl, 3.75%, 9/30/2010	1,267,000
1,166,667		National Factoring Co., 1.50%, 1/3/2009	1,156,458
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $2,556,295)	2,423,458
		GOVERNMENTS/AGENCIES—70.8%
		Sovereign—70.8%
1,060,000		Argentina, Government of, 12.00%, 6/19/2031	137,800
2,000,000		Argentina, Government of, Note, 2.45%, 12/15/2035	107,500
12,054,761		Argentina, Government of, Note, 8.28%, 12/31/2033	3,616,428
18,800,000		Brazil, Government of, 6.00%, 8/15/2010	14,228,257
13,000,000		Brazil, Government of, Note, 10.00%, 1/1/2012	5,102,595
7,100,000		Brazil, Government of, Note, 10.00%, 1/1/2017	2,302,256
1,450,000		Brazil, Government of, Note, 6.00%, 5/15/2015	933,535
6,500,000		Brazil, Government of, Note, 8.00%, 1/15/2018	6,659,250
1,500,000		Colombia, Government of, 7.375%, 9/18/2037	1,231,725
6,800,000,000		Colombia, Government of, 9.85%, 6/28/2027	2,376,163
3,100,000		Colombia, Government of, Note, 7.375%, 1/27/2017	2,842,080
3,250,000		El Salvador, Government of, Bond, 8.25%, 4/10/2032	1,950,000
1,750,000	[2,3]	Guatemala, Government of, Note, Series 144A, 9.25%, 8/1/2013	1,706,250
13,000,000		Mexico, Government of, Note, 5.625%, 1/15/2017	11,593,400
6,595,000		Peru, Government of, 6.55%, 3/14/2037	5,019,784
7,380,000		Philippines, Government of, 9.00%, 2/15/2013	7,564,500
7,250,000		Republic of Ecuador, 10.00%, 8/15/2030	2,066,250
9,261,000	[2,3]	Russia, Government of, Unsub., Series 144A, 7.50%, 3/31/2030	7,733,398
8,697,314		Turkey, Government of, 10.00%, 2/15/2012	4,576,802
10,000,000		Turkey, Government of, 14.00%, 9/26/2012	5,387,076
6,320,000		Turkey, Government of, 6.875%, 3/17/2036	4,518,800
6,650,000		Turkey, Government of, 7.00%, 9/26/2016	5,685,750
4,350,000		Turkey, Government of, Note, 7.375%, 2/5/2025	3,545,250
600,000		Ukraine, Government of, Bond, 7.65%, 6/11/2013	308,878
3,600,000		Uruguay, Government of, Note, 8.00%, 11/18/2022	2,898,000
10,400,000		Venezuela, Government of, 10.75%, 9/19/2013	7,124,000
34,450,000		Venezuela, Government of, 9.375%, 1/13/2034	17,311,125
700,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	330,400
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $187,144,471)	128,857,252
		U.S. TREASURY—1.5%
1,600,000	[5]	United States Treasury Bill, 0.01%, 3/12/2009	1,599,619
1,150,000	[5]	United States Treasury Bill, 1.10%, 4/9/2009	1,149,529
		TOTAL U.S. TREASURY (IDENTIFIED COST $2,740,590)	2,749,148
		MUTUAL FUND—3.0%
5,436,044	[6,7]	Prime Value Obligations Fund, Institutional Shares, 2.35% (AT NET ASSET VALUE)	5,436,044
		TOTAL INVESTMENTS —- 97.6% (IDENTIFIED COST $265,048,290)[8]	177,623,491
		OTHER ASSETS AND LIABILITIES —- NET —- 2.4%[9]	4,434,255
		TOTAL NET ASSETS —- 100%	$182,057,746
At November 30, 2008, the Fund had an outstanding foreign exchange contract as follows:

Settlement Date	Foreign Currency Unit to Receive	In Exchange For	Contract at Value	Unrealized Depreciation
Contract Purchased:
4/29/2009	25,519,841 China Yuan	$3,968,254	$3,657,950	$(310,304)
Unrealized Depreciation on Foreign Exchange Contract is included in “Other Assets and Liabilities – Net”.

1Non-income producing security.

2Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2008, these restricted securities amounted to $38,394,811, which represented 21.1% of total net assets.

3Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Directors (the “Directors”). At November 30, 2008, these liquid restricted securities amounted to $38,394,811, which represented 21.1% of total net assets.

4The rate shown represents a weighted average coupon rate on settled positions at period end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus premium.

5Discount rate at time of purchase.

6Affiliated company.

77-Day net yield.

8The cost of investments for federal tax purposes amounts to $265,937,364.

9Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note:The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$5,436,044	—
Level 2 – Other Significant Observable Inputs	172,187,447	$(310,304)
Level 3 – Significant Unobservable Inputs	—	—
Total	$177,623,491	$(310,304)
* Other financial instruments include a foreign exchange contract.

The following acronym is used throughout this portfolio:

INS	—Insured
See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities
November 30, 2008

Assets:
Total investments in securities, at value (including $5,436,044 of investments in an affiliated issuer (Note 5)) (identified cost $265,048,290)		$177,623,491
Cash		24,772
Cash denominated in foreign currencies (identified cost $1,042,860)		806,915
Income receivable		4,816,875
Receivable for investments sold		583,333
Bank loan receivable		15,549
TOTAL ASSETS		183,870,935
Liabilities:
Payable for investments purchased	$1,387,425
Payable for shares redeemed	30,000
Payable for foreign currency purchased	310,304
Accrued expenses	85,460
TOTAL LIABILITIES		1,813,189
Net assets for 11,384,438 shares outstanding		$182,057,746
Net Assets Consist of:
Paid-in capital		$118,256,060
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(88,015,730)
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions		25,188,609
Undistributed net investment income		126,628,807
TOTAL NET ASSETS		$182,057,746
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$182,057,746 ÷ 11,384,438 shares outstanding		$15.99
See Notes which are an integral part of the Financial Statements

Statement of Operations
Year Ended November 30, 2008

Investment Income:
Interest (net of foreign taxes withheld of $9,772)			$27,981,613
Dividends received from an affiliated issuer (Note 5)			970,293
TOTAL INCOME			28,951,906
Expenses:
Administrative personnel and services fee (Note 5)		282,678
Custodian fees		209,062
Transfer and dividend disbursing agent fees and expenses		14,879
Directors’/Trustees’ fees		7,977
Auditing fees		25,358
Legal fees		15,526
Portfolio accounting fees		113,373
Insurance premiums		3,954
Taxes		100
Miscellaneous		8,587
TOTAL EXPENSES		681,494
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	(282,678)
Reimbursement of other operating expenses	(200,343)
TOTAL WAIVER AND REIMBURSEMENT		(483,021)
Net expenses			198,473
Net investment income			28,753,433
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(20,836,276)
Net realized gain on futures contracts			338,254
Net realized loss on swap contracts			(1,888,101)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(97,786,695)
Net change in unrealized depreciation of swap contracts			17,164
Net realized and unrealized loss on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency			(120,155,654)
Change in net assets resulting from operations			$(91,402,221)
See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$28,753,433	$27,957,771[1]
Net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(22,386,123)	13,459,144
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	(97,769,531)	(14,538,504)[1]
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(91,402,221)	26,878,411
Share Transactions:
Contributions	53,104,506	105,520,000
Withdrawals	(196,849,601)	(137,250,761)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(143,745,095)	(31,730,761)
Change in net assets	(235,147,316)	(4,852,350)
Net Assets:
Beginning of period	417,205,062	422,057,412
End of period (including undistributed net investment income of $126,628,807 and $97,875,374, respectively)	$182,057,746	$417,205,062
1 Due to a misclassification previously reported, the Fund reclassified discount accretion/premium amortization on long-term debt securities for the year ended November 30, 2007, to allow proper comparison from year to year. Net assets were not affected by this reclassification.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION
Emerging Markets Fixed Income Core Fund (the “Fund”) is a non-diversified portfolio of Federated Core Trust II, L.P. (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors. The Trust consists of two portfolios. The financial statements included herein are only those of the Fund. The Fund’s primary investment objective is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income. The Fund pursues these objectives by investing primarily in emerging market fixed-income securities.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

•	Shares of other mutual funds are valued based upon their reported NAVs.

 If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All net income and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund’s income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes” on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the commonwealth of Pennsylvania.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency swaps and other swap agreements. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable or receivable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain or loss on swap contracts in the Statement of Operations. For the year ended November 30, 2008, the Fund had a net realized loss on swap contracts of $1,888,101.

At November 30, 2008, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2008, the Fund had a net realized gain on futures contracts of $338,254.

At November 30, 2008, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CONTRIBUTIONS/WITHDRAWALS
Transactions in shares were as follows:

Year Ended November 30	2008	2007
Proceeds from contributions	2,551,429	4,912,171
Fair value of withdrawals	(10,072,203)	(6,401,315)
TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/WITHDRAWALS	(7,520,774)	(1,489,144)

4. FEDERAL TAX INFORMATION
At November 30, 2008, the cost of investments for federal tax purposes was $265,937,364. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $88,313,873. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,558 and net unrealized depreciation from investments for those securities having an excess of cost over value of $88,322,431.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Counseling is the Fund’s investment adviser (the “Adviser”), subject to the oversight of the Directors. The Adviser provides investment adviser services at no fee. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily reimbursed $200,343 of other operating expenses.

Administrative Fee

Federated Administrative Services, Inc. (FASI), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FASI is based on the average aggregate daily net assets of the Trust as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Trust
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FASI may voluntarily choose to waive any portion of its fee. FASI can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, FASI voluntarily waived its entire fee of $282,678.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the year ended November 30, 2008 were as follows:

Affiliate	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	45,699,584	200,710,902	240,974,442	5,436,044	$5,436,044	$970,293

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations and in-kind contributions, for the year ended November 30, 2008, were as follows:

Purchases	$195,957,074
Sales	$286,495,979

7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS
Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED CORE TRUST II, L.P. AND

SHAREHOLDERS OF EMERGING MARKETS FIXED INCOME CORE FUND:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust II, L.P.), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Core Fund, a portfolio of Federated Core Trust II, L.P., at November 30, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

[Missing Graphic Reference]

Boston, Massachusetts

January 16, 2009

Board of Directors and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised two portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 2000
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 2001
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: November 2001
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex;

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: November 2001
Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: February 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDEN AND SECRETARY Began serving: November 2000
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski has been the Fund’s Portfolio Manager since (insert date). Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund’s Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Todd A. Abraham Birth Date: February 10, 1966 VICE PRESIDENT Began serving: May 2004
Principal Occupations: Todd A. Abraham is Vice President of the Trust. Mr. Abraham has been a Portfolio Manager since 1995, a Vice President of the Fund’s Adviser since 1997 and a Senior Vice President of the Fund’s Adviser beginning 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund’s Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

David P. Gilmore Birth Date: November 11, 1970 VICE PRESIDENT Began serving: May 2004
Principal Occupations: David P. Gilmore is Vice President of the Trust. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and became a Vice President of the Fund’s Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from The University of Virginia.

Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Began serving: May 2006
Principal Occupations: Ihab Salib is Vice President of the Trust. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund’s Adviser. In July 2000, he was named a Vice President of the Fund’s Adviser and in January 2007 he was named a Senior Vice President of the Fund’s Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Evaluation and Approval of Advisory Contract – May 2008

EMERGING MARKETS FIXED INCOME CORE FUND (THE “FUND”)
The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

The Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance, and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Because the Adviser does not charge the Fund an investment advisory fee, the Fund’s Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Confidential Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Cusip 31409R102

28172 (1/09)

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $42,900

Fiscal year ended 2007 - $40,400

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,  $0 and $0 respectively.

 (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,655 and $0 respectively.  Fiscal year ended 2008- Tax preparation fees for 2006 and 2007.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $198 and $940 respectively.  Fiscal year ended 2008- Discussions related to accounting for REMICs.  Fiscal year ended 2007 – Discussions related to accounting for swap contracts.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $9,332

Fiscal year ended 2007 - $15,140

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Core Trust II, L.P.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	January 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	January 21, 2009

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	January 21, 2009